SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 26, 2004
                                                        ----------------


                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


            Pennsylvania                0-10957           23-2215075
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      (State or other jurisdiction    (Commission     (I.R.S. Employer
         of incorporation)            File Number)    Identification No.)


      Philadelphia and Reading Avenues, Boyertown, PA         19512
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          (Address of principal executive office)         (Zip Code)


       Registrant's telephone number, including area code (610) 367-6001
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                                       N/A
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          (Former name or former address, if changed since last report)






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Item 5.  Other Events.
---------------------

     On January 26, 2004, National Penn Bancshares, Inc. entered into an agreement to purchase 124,100 shares from John W. Jacobs, one of its directors. The purchase was made pursuant to a stock repurchase agreement with Mr. Jacobs and the company's stock repurchase program.


Item 7.  Financial Statements and Exhibits.
------------------------------------------

(c) Exhibits.
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          10.1      Stock  Repurchase  Agreement  dated January 26, 2004 between
                    National Penn Bancshares, Inc. and John W. Jacobs.

          99.1 Press Release of National Penn Bancshares, Inc. (filed pursuant to Item 9 of Form 8-K).


Item 9.  Regulation FD Disclosure.
---------------------------------

     On January 28, 2004, National Penn issued a press release concerning a purchase of National Penn's stock from one of its directors, John W. Jacobs. This press release is filed herein, as part of this Item 9, as Exhibit 99.1




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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NATIONAL PENN BANCSHARES, INC.


                                    By /s/Wayne R. Weidner
                                    ----------------------
                                    Name: Wayne R. Weidner
                                    Title: Chairman and Chief Executive Officer


Dated: January 29, 2004





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                                  EXHIBIT INDEX
                                 ---------------


     Exhibit Number             Description
     --------------             -----------


          10.1 Stock Repurchase Agreement dated January 26, 2004 between National Penn Bancshares, Inc. and John W. Jacobs.

          99.1 Press Release of National Penn Bancshares, Inc. (filed pursuant to Item 9 of Form 8-K).





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